UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NEWELL BRANDS INC.

(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 5, 2021. Meeting Information NEWELL BRANDS INC. Meeting Type: Annual Meeting For holders as of: March 9, 2021 Date: May 5, 2021 Time: 9:00 AM Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NWL2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NWL2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). NEWELL BRANDS INC. 6655 PEACHTREE DUNWOODY ROAD You are receiving this communication because you hold shares in ATLANTA, GA 30328 the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P49169 proxy See the materials reverse and side voting of this instructions. notice to obtain D33995—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P49169 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to www.virtualshareholdermeeting.com/NWL2021. Have the information that is printed in the box marked D33996 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

1. **Election of Directors – The Board of Directors recommends you vote FOR the Nominees listed below:**

   1a. Bridget Ryan Berman

   1b. Patrick D. Campbell

   1c. James R. Craigie

   1d. Brett M. Icahn

   1e. Jay L. Johnson

   1f. Gerardo I. Lopez

   1g. Courtney R. Mather

   1h. Ravichandra K. Saligram

   1i. Judith A. Sprieser

   1j. Robert A. Steele

Proposals – The Board of Directors recommends you vote FOR Proposals 2 and 3 and AGAINST Proposal 4:

2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

3. Advisory resolution to approve executive compensation.

4. A stockholder proposal to amend the stockholder right to act by written consent.

NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

D33997-P49169